Exhibit 10.2

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment to Amended and Restated Credit Agreement (herein, the “Amendment”) is entered into as of August 15, 2019, among Willdan Group, Inc., a Delaware corporation (the “Borrower”), the Guarantors signatory hereto, the Lenders signatory hereto and BMO Harris Bank N.A., a national banking association, individually as a Lender and as Administrative Agent (the “Administrative Agent”).

PRELIMINARY STATEMENTS

A.     The Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of June 26, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B.     The Borrower has requested that the Lenders make certain amendments to the Credit Agreement, and the Lenders are willing to do so under the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.          AMENDMENTS.

Subject to  the  satisfaction of  the conditions precedent set forth in Section 2  below, effective as of the date hereof, the Credit Agreement shall be amended as follows:

1.1.     The defined term “Disposition” appearing in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Disposition” means the sale, lease, conveyance or other disposition of Property, other than (a) the sale or lease of inventory in the ordinary course of business, (b) the sale, transfer, lease or other disposition of  Property of  a Loan Party to another Loan Party in the ordinary course of its business and (c) solely for purposes of Section 2.8(b)(ii), the sale of account receivables pursuant to Section 8.10(g).

1.2.     Section 8.8 of the Credit Agreement is hereby amended by (i) deleting “and” at the end of clause (l) thereof, (ii) replacing the period at the end of clause (m) thereof with “; and” and (iii) inserting the following new clause (n) at the end of such Section:

(n)       precautionary Liens on account receivables that are sold pursuant to Section 8.10(g).

1.3.     Section 8.10 of the Credit Agreement is hereby amended by (i) deleting “and” at the end of clause (e) thereof, (ii) replacing the period at the end of clause (f) thereof with “; and” and (iii) inserting the following new clause (g) at the end of such Section:

(g)       any transfer of an interest of account receivables that are billed and sold from time to time in connection with a factoring or similar arrangement, in an aggregate amount not to exceed $ 20,000,000 in any calendar year.

SECTION 2.          CONDITIONS PRECEDENT.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

2.1.     The Loan Parties, the Required Lenders and the Administrative Agent shall have executed and delivered this Amendment.

2.2.     Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

SECTION 3.          REPRESENTATIONS.

In order to induce the Administrative Agent and the Required Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Administrative Agent and the Lenders that as of the date hereof (a) the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Administrative Agent) and (b) the Borrower is in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 4.          MISCELLANEOUS.

4.1.     The Loan Parties heretofore executed and delivered to the Administrative Agent the Security Agreement and certain other Collateral Documents.   The Loan Parties hereby acknowledge and agree that the Liens created and provided for by the Collateral Documents continue to secure, among other things, the Secured Obligations arising under the Credit Agreement as amended hereby; and the Collateral Documents and the rights and remedies of the Administrative Agent and the Lenders thereunder, the obligations of the Loan Parties thereunder, and the Liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby.  Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

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4.2.     Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms.  Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

4.3.     The Borrower agrees to pay on demand all costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Administrative Agent.

4.4.     This Amendment may be executed in any number of  counterparts, and by  the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement.  Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.   Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart hereof.  This Amendment shall be construed and determined in accordance with the laws of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations law of the State of New York) without regard to conflicts of law principles that would require application of the laws of another jurisdiction.

[SIGNATURE PAGES TO FOLLOW]

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This Second Amendment to Amended and Restated Credit Agreement is entered into as of the date and year first above written.

“BORROWER”

WILLDAN GROUP, INC.

By	/s/ Thomas D. Brisbin
Name: Thomas D. Brisbin

Title: Chief Executive Officer

“GUARANTORS”

ELECTROTEC OF NY ELECTRICAL INC.

PUBLIC AGENCY RESOURCES

WILLDAN ENERGY SOLUTIONS

WILLDAN ENGINEERING

WILLDAN FINANCIAL SERVICES

WILLDAN HOMELAND SOLUTIONS

WILLDAN LIGHTING & ELECTRIC, INC.

WILLDAN LIGHTING & ELECTRIC OF CALIFORNIA

WILLDAN LIGHTING & ELECTRIC OF WASHINGTON, INC.

ABACUS RESOURCE MANAGEMENT COMPANY

INTEGRAL ANALYTICS, INC.

NEWCOMB ANDERSON MCCORMICK, INC.

By	/s/ Thomas D. Brisbin
Name: Thomas D. Brisbin

Title: Chairman of the Board

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GENESYS ENGINEERING, P.C.

By	/s/ Rachel Seraspe
Name: Rachel Seraspe

Title: Vice President

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LIME ENERGY CO.
LIME FINANCE, CO.
LIME ENERGY SERVICES, CO.
ENERPATH INTERNATIONAL HOLDING COMPANY
ENERPATH SERVICES, INC.

By:	/s/ Stacy McLaughlin
Name: Stacy McLaughlin

Title: Vice President and Treasurer

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Accepted and agreed to.
BMO HARRIS BANK N.A., as a Lender and as Administrative Agent

	By	/s/ Maria Wisniewski
		Name	Maria Wisniewski
		Title	Senior Vice President

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“LENDERS”

Bank of America, National Association, as a Lender

By	/s/ Paige M. Tecca
	Name	Paige M. Tecca
	Title	Senior Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

“LENDERS”

CITIBANK N.A., as a Lender

By	/s/ Jimmy Mao
	Name	Jimmy Mao
	Title	Senior Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

“LENDERS”

MUFG Union Bank, N.A., as a Lender

By	/s/ Lance Zediker
	Name	Lance Zediker
	Title	Director

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

“LENDERS”

U.S. Bank National Association, as a Lender

By	/s/ Andrew Williams
	Name	Andrew Williams
	Title	Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]